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                                                                    EXHIBIT 10.8

          AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT made as of the 15TH DAY OF JANUARY, 1999, ("Amendment")

     BETWEEN:

          GENETRONICS, INC., a California Corporation having it's principle place of business at 11199 Sorrento Valley Road, San Diego, California, USA, 92121-1334 (the "Company")

     AND:

          LOIS J. CRANDELL, an individual residing at [__________________] (the "Employee")

         (the Company and the Employee are collectively, the "Parties")

     WHEREAS:

     A. The Company entered into an Employment Agreement with the Employee dated January 9, 1995, and Amended January 9, 1996, and March. 1, 1998 (the "Agreement"); and

     B. The parties wish to amend certain terms of the Agreement as set out herein ("the Amendment!'),

          THEREFORE in consideration of the recitals, the following representations and covenants, the Parties agree on the following terms:

     1.   AMENDMENT TO THE AGREEMENT

          Article 2, Section 2.1 is hereby amended in its entirety to read as follows:

                  2.1 SALARY. For her services hereunder, the Employee shall receive a Salary, payable in such regular intervals as shall be determined by the Employer, which shall be at the rate of U.S. $220,000 per year ("Salary).

     2.   CONFIRMATION

          Except as amended hereby, the Agreement continues in full force and effect as of the date hereof.

This Amendment may be executed in as many counterparts as may be necessary and by facsimile, each of such counterparts together will constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the date as of the day and the year first above written.

GENETRONICS, INC.                          EMPLOYEE

By: /s/ Gunter A. Hofmann                  By:/s/ Lois J. Crandell
    -------------------------                 -----------------------
     Gunter A. Hofmann                         Lois J. Crandell
     Chairman and CSO